UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 28, 2005
                                                         ---------------

                                 IONATRON, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           001-14015                                      77-0262908
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     (Commission File Number)                  (IRS Employer Identification No.)


    3950 East Columbia, Tucson, Arizona                     85714
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (520) 628-7415
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a  Material Definitive Agreement.

      On June 28, 2005, the stockholders of Ionatron, Inc. (the "Company") approved an amendment to the Company's 2004 Stock Incentive Plan (the "2004 Plan") to (i) increase the number of shares of the Company's common stock, $.001 par value, ("Common Stock") authorized for issuance under the 2004 Plan by 2,000,000 shares from 3,000,000 shares to 5,000,000 shares, and (ii) set the maximum number of shares of Common Stock which may be issued upon the exercise of incentive stock options at 3,000,000 shares.

      Summary of the 2004 Plan

      The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors (the "Board") or the Committee (as defined below).

      The 2004 Plan may be administered by the Board or a Committee (the "Committee") consisting of two or more members of the Board appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. No Award may be granted pursuant to the 2004 Plan on or after the tenth anniversary of the effective date of the 2004 Plan.

      The foregoing summary of the 2004 Plan is qualified in its entirety by reference to the copy of the 2004 Plan which is incorporated by as an exhibit to this report as noted in Item 9.01 below.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.   Description
    -----------   -----------
      10.1        2004 Stock Incentive Plan of the Company (incorporated by
                  reference to Appendix B to the Company's definitive proxy statement on Form 14A filed with the Securities and Exchange
                  Commission on May 25, 2005).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     IONATRON, INC.
                                     (Registrant)

                                     By: /s/ Thomas C. Dearmin
                                         ---------------------------------------
                                         Thomas C. Dearmin
                                         President and Chief Executive Officer


Date: July 5, 2005